EXHIBIT 99.3

DIGITAL LOCATIONS, INC.

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information

of Digital Locations, Inc. and SmallCellSite.com, LLC

1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On January 7, 2021, Digital Locations, Inc. (the “Company”), SmallCellSite.com LLC, a Virginia limited liability company (“SCS” or “Seller”), and SmallCellSite, Inc., a newly formed Nevada corporation and wholly owned subsidiary of the Company (the “Subsidiary”) entered into an asset purchase agreement (“APA”) to acquire substantially all of the assets of the Seller’s wireless communications marketing and database services business in consideration for a total purchase price of $10,000 in cash and a 5-year convertible promissory note in the amount of $1,000,000 made in favor of the Seller or its assignees (the “Note”).

The Seller is a source of more than 80,000 cell sites offered by property owners for use by wireless network operators. Current customers include Verizon and T-Mobile Sprint.

Pursuant to the APA, the Seller instructed the Company to assign $500,000 principal amount of the Note to each of the Seller’s two members (the “Assigned Notes”).

At any time after December 31, 2021, each month, each holder of the Assigned Notes may convert the principal amount of the Assigned Note into a number of shares of the Company’s common stock not exceeding 5% of the total trade volume of the Company’s common stock publicly reported for the previous calendar month at a conversion price of $0.013 per share. The Note also imposes an overall limitation on the number of conversions to common stock that the holder may affect such that it prohibits the holder from beneficially owning more than 4.99% of the total issued and outstanding common stock of the Company at any time that the Note is outstanding

The asset purchase and sale of assets closed on January 7, 2021.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2020

	Digital Locations	SmallCellSite	Pro Forma Adjustments		Pro Forma Combined

ASSETS

Current assets:
Cash	$35,637	$85,122	$(10,000)	{a}	$80,707
			55,070	{a}
			(85,122)	{b}
Total current assets	35,637	85,122	(40,052)		80,707

Property and equipment, net	109	-	-		109
Intangible assets, net	-	-	10,000	{a}	10,000
Goodwill	-	-	2,053,520	{a}	2,053,520

Total assets	$35,746	$85,122	$2,023,468		$2,144,336

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$218,049	$3,875	$12,501	{a}	$230,550
			(3,875)	{b}
Accrued expenses and other current liabilities	10,899	-	-		10,899
Accrued interest, notes payable	756,523	-	-		756,523
Derivative liabilities	6,423,060	-	1,450,994		7,874,054
PPP Loan payable	9,501	-	-		9,501
Convertible note payable, in default	29,500	-	-		29,500
Convertible notes payable – related parties	58,600	-	-		58,600
Convertible notes payable, net of discount	2,467,374	-	-		2,467,374
Total current liabilities	9,973,506	3,875	1,459,620		11,437,001

Long-term liabilities – convertible notes payable, net of discount	-	-	645,095	{a}	645,095

Total liabilities	9,973,506	3,875	2,104,715		12,082,096

Stockholders’ equity (deficit):
Series B preferred stock, $0.001 par value	15	-	-		15
Common stock, $0.001 par value	123,332	-	-		123,332
Additional paid-in capital	26,501,422	-	-		26,501,422
Accumulated deficit	(36,562,529)	-	-		(36,562,529)
Members’ equity	-	81,247	(81,247)	{b}	-

Total stockholders’ equity (deficit)	(9,937,760)	81,247	(81,247)		(9,937,760)

Total liabilities and stockholders’ equity (deficit)	$35,746	$85,122	$2,023,468		$2,144,336

See notes to the unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2019

	Digital Locations	SmallCellSite	Pro Forma Adjustments		Pro Forma Combined

Revenues	$-	$24,072	$-		$24,072

Operating expenses:
General and administrative	397,949	6,275	-		404,224
Depreciation and amortization	522	-	2,000	{c}	2,522
Bad debt expense	356,851	-	-		356,851

Total operating costs and expenses	755,322	6,275	2,000		763,597

Income (loss) from operations	(755,322)	17,797	(2,000)		(739,525)

Other income (expenses):
Interest expense	(974,713)	-	(132,924)	{d}	(1,107,637)
Gain on change in derivative liabilities	4,624,168	-	-		4,624,168
Gain on disposition of subsidiary	316,985	-	-		316,985

Total other income (expenses)	3,966,440	-	(132,924)		3,833,516

Income (loss) from continuing operations before income taxes	3,211,118	17,797	(134,924)		3,093,991
Provision for income taxes	-	-	-		-

Income (loss) from continuing operations, net of income taxes	3,211,118	17,797	(134,924)		3,093,991

Income (loss) from discontinued operations, net of income taxes	(269,693)	-	-		(269,693)

Net income (loss)	$2,941,425	$17,797	$(134,924)		$2,824,298

Weighted average number of common shares outstanding:
Basic	409,956	-	-		409,956
Diluted	164,537,744	-	-		164,537,744

Net income (loss) from continuing operations per common share:
Basic	$7.83	$-	$(0.28)	{e}	$7.55
Diluted	$0.02	$-	$-		$0.02

Net loss from discontinued operations per common share:	$(0.66)	$-	$-		$(0.66)
Basic	$(0.66)	$-	$-		$(0.66)
Diluted

Total net income (loss) from continuing operations per common share:
Basic	$7.17	$-	$(0.28)	{e}	$6.89
Diluted	0.02	$-	$-		$0.02

See notes to the unaudited pro forma condensed combined financial statements

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

	Digital Locations	SmallCellSite	Pro Forma Adjustments		Pro Forma Combined

Revenues	$-	$30,440	$-		$30,440

Operating expenses:
General and administrative	249,836	20,501	-		270,337
Depreciation and amortization	486	-	1,500	{c}	1,986

Total operating costs and expenses	250,322	20,501	1,500		272,323

Income (loss) from operations	(250,322)	9,939	(1,500)		(241,883)

Other income (expenses):
Interest expense	(490,448)	(2,885)	(131,949)	{d}	(625,282)
Loss on change in derivative liabilities	(555,917)	-	-		(555,917)

Total other income (expenses)	(1,046,365)	(2,885)	(131,949)		(1,811,199)

Income (loss) before income taxes	(1,296,687)	7,054	(133,449)		777,561
Provision for income taxes	-	-	-		-

Net income (loss)	$(1,296,687)	$7,054	$(133,449)		$777,561

Weighted average number of common shares outstanding – basic and diluted	41,829,022	-	-		41,829,022

Income (loss) per common share – basic and diluted	$(0.03)	$-	$(0.00)		$(0.03)

See notes to the unaudited pro forma condensed combined financial statements

5

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On January 7, 2021, Digital Locations, Inc. (the “Company”), SmallCellSite.com LLC, a Virginia limited liability company (“SCS” or “Seller”), and SmallCellSite, Inc., a newly formed Nevada corporation and wholly owned subsidiary of the Company (the “Subsidiary”) entered into an asset purchase agreement (“APA”) to acquire substantially all of the assets of the Seller’s wireless communications marketing and database services business in consideration for a total purchase price of $10,000 in cash and a 5-year convertible promissory note in the amount of $1,000,000 made in favor of the Seller or its assignees (the “Note”). The transaction has been recorded as a purchase.

Pro forma adjustments to the attached condensed combined financial statements include the following:

a)

To record the payment of $10,000 cash and the issuance of two five-year convertible notes payable of $500,000. Based on the report of an independent valuation firm, the notes payable are discounted to $645,095 using an interest rate of 9.54% and a derivative liability of $1,450,994 has been calculated for the conversion feature of the notes. The total value of the consideration paid of $2,106,089 has been allocated to the following assets based on the report:

Net assets recorded by SCS	$42,569
Identifiable intangible assets:
IP technology	4,000
Customer base	6,000
Total identifiable intangible assets	10,000

Goodwill	2,053,520

Total	$2,106,089

The identifiable intangible assets are amortized using the straight-line method over an estimated life of 5 years. The goodwill is not amortized but evaluated periodically for impairment.

b)	To eliminate the operating assets and liabilities of SCS as of September 30, 2020.

c)	To record the amortization of intangible assets over an estimated useful life of 5 years.

d)	To record additional interest expense on the convertible notes at the stated rate of 0.39% per annum and the amortization of debt discount.

e)	To reflect decrease in net income per common share for the pro forma adjustments.

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